1 Amedisys Fourth Quarter 2024 Earnings Release Supplemental Slides February 26th, 2025 Exhibit 99.2

2 This presentation may include forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon current expectations and assumptions about our business that are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those described in this presentation. You should not rely on forward-looking statements as a prediction of future events. Additional information regarding factors that could cause actual results to differ materially from those discussed in any forward-looking statements are described in reports and registration statements we file with the SEC, including our Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, copies of which are available on the Amedisys internet website http://www.amedisys.com or by contacting the Amedisys Investor Relations department at (225) 292-2031. We disclaim any obligation to update any forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based except as required by law. www.amedisys.com NASDAQ: AMED We encourage everyone to visit the Investors Section of our website at www.amedisys.com, where we have posted additional important information such as press releases, profiles concerning our business, clinical operations and control processes and SEC filings. FORWARD-LOOKING STATEMENTS Exhibit 99.2

OUR KEY AREAS OF FOCUS

Strategic areas of focus and progress made during 4Q'24.

1 Organic Growth

- **Home Health**: Total same store admissions +8%
- **Hospice**: Total same store ADC +0.5%
- **High Acuity Care**: Admissions +29%

2 Recruiting / Retention

- Targeting industry leading employee retention amongst all employee categories
- 4Q'24 Voluntary Turnover 16.8%

3 Clinical Initiatives

- Quality: Amedisys Jan'25 STARS score of 4.18
- 88% of care centers at 4+ Stars based on Jan'25 final release
- 11 Amedisys care centers rated at 5 Stars in the Jan'25 final release
- Hospice quality – outperforming industry average in all hospice item set (HIS) categories

4 Capacity and Productivity

- Focusing on optimizing RN / LPN & PT / PTA staffing ratios.
  - Current LPN Ratio: 47.2%
  - Current PTA Ratio: 54.4%

5 M&A

- Pending merger with UnitedHealth Group Inc.

6 Regulatory

2025 Reimbursement

- Final Hospice industry rule – industry estimated impact +2.9% increase (effective 10/1/24)
- Final Home Health industry rule – industry estimated impact +0.5% increase (effective 1/1/25)

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HIGHLIGHTS AND SUMMARY FINANCIAL RESULTS (ADJUSTED): 4Q'24[(1)]

amedisys

Amedisys Consolidated

- Revenue: +5%
- EBITDA: $55M
- EBITDA Margin: 9.1%
- EPS: $0.96

Adjusted Financial Results

$ in Millions, except EPS		4Q23		4Q24		FY 2023		FY 2024
Home Health	$	358.9	$	377.0	$	1,403.6	$	1,490.5
Hospice		206.0		212.9		798.8		825.8
High Acuity Care		5.9		8.1		19.0		32.0
Personal Care		-		-		15.0		-
Total Revenue	**$**	**570.8**	**$**	**598.1**	**$**	**2,236.4**	**$**	**2,348.3**
Gross Margin %		*44.0%*		*42.7%*		*44.6%*		*43.7%*
Adjusted EBITDA	**$**	**56.7**	**$**	**54.6**	**$**	**247.0**	**$**	**245.8**
		9.9%		***9.1%***		***11.0%***		***10.5%***
Adjusted EPS	**$**	**0.94**	**$**	**0.96**	**$**	**4.30**	**$**	**4.32**
Free cash flow[(4)]	**$**	**50.5**	**$**	**59.8**	**$**	**107.9**	**$**	**180.7**

Balance Sheet & Cash Flow

- Net debt: $75.7M
- Net Leverage ratio: 0.3x
- Revolver availability: $511.2M
- CFFO: $70.3M
- Free cash flow [(4)]: $59.8M
- DSO: 43.0 (vs. Q3'24 of 44.4 and down 4.7 days vs prior year)

Home Health

Same Store[(3)]:
- Admissions: +8%
- Volume[(2)]: +7%

Other Statistics:
- Medicare Revenue per Episode: $3,030 (+1.1%)
- Visiting Clinician Cost per Visit: $110.93 (+2.9%)

Hospice

Same Store[(3)]:
- Admissions: -0.5%
- ADC: +0.5%

Other Statistics:
- Revenue per Day: $179.02 (+2.8%)
- Cost per day: $93.82 (+3.4%)

High Acuity Care

Growth Metrics:
- Total Admissions: 907 (+29%)
- Number of admitting JVs: 8

Other Statistics:
- Patient Satisfaction: 86%

1. *The financial results for the three-month periods and years ended December 31, 2023 and December 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Same Store volume – Includes admissions and recertifications.*
3. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*
4. *Free cash flow is defined as cash flow from operations less routine capital expenditures and required debt repayments.*

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OUR REVENUE SOURCES: 4Q'24

Amedisys Consolidated Revenue


1.4%
35.6%
63.0%
Home Health
Hospice
High Acuity Care

Home Health Revenue


30.8%
56.3%
12.9%
Medicare FFS
Private Episodic
Per Visit & Case Rate

Hospice Revenue


4.9%
95.1%
Medicare FFS
Private

- **Home Health**: 347 care centers; 34 states & D.C.
- **Hospice**: 164 care centers; 31 states
- **High Acuity Care:** 8 admitting joint ventures; 7 states; 32 referring hospitals
- **Total: 519 care centers/joint ventures; 38 states and D.C.**

- **Medicare FFS**: Reimbursed for a 30-day period of care
- **Private Episodic**: MA and Commercial plans who reimburse us for a 30-day period of care or 60-day episode of care, majority of which range from 90% - 100% of Medicare rates
- **Per Visit & Case Rate**: Managed care, Medicaid and private payors who reimburse us per visit performed or per admission

Hospice Per Day Reimbursement:

- **Routine Care:** Patient at home with symptoms controlled, **~97% of the Hospice care provided**
- **Continuous Care:** Patient at home with uncontrolled symptoms
- **Inpatient Care:** Patient in facility with uncontrolled symptoms
- **Respite Care:** Patient at facility with symptoms controlled

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HOME HEALTH AND HOSPICE SEGMENT (ADJUSTED) – 4Q'24[1]

HOME HEALTH $ in Millions	4Q23	4Q24	Year Ended 2023	Year Ended 2024
Medicare	$ 221.1	$ 212.4	$ 874.2	$ 856.4
Non-Medicare	137.8	164.6	529.4	634.1
Home Health Revenue	**$358.9**	**$377.0**	**$1,403.6**	**$1,490.5**
Gross Margin %	*42.5%*	*40.4%*	*43.3%*	*41.7%*
Pre-Corporate EBITDA[2]	**$59.9**	**$56.9**	**$245.6**	**$250.2**
	16.7%	*15.1%*	*17.5%*	*16.8%*
Operating Statistics				
Same Store Growth[3][4]				
Admissions	7%	8%	6%	11%
Volume	5%	7%	4%	8%
Medicare revenue per episode	$2,997	$3,030	$2,998	$3,021
Medicare recert rate	32.0%	32.2%	32.8%	32.1%
Total cost per visit	$119.94	$124.06	$114.19	$119.65

HOSPICE $ in Millions	4Q23	4Q24	Year Ended 2023	Year Ended 2024
Medicare	$ 194.2	$202.4	$ 754.0	$ 783.9
Non-Medicare	11.8	10.5	44.8	41.9
Hospice Revenue	**$206.0**	**$212.9**	**$798.8**	**$825.8**
Gross Margin %	*47.9%*	*47.6%*	*48.6%*	*48.3%*
Pre-Corporate EBITDA[2]	**$50.9**	**$51.7**	**$198.3**	**$204.3**
	24.7%	*24.3%*	*24.8%*	*24.7%*
Operating Statistics				
Admit growth - same store[3][4]	-3%	-0.5%	-5%	-2%
ADC growth - same store[3][4]	-0.2%	0.5%	-1%	0.4%
ADC	12,859	12,925	12,863	12,916
Avg. discharge length of stay	97	95	93	94
Revenue per day (net)	$174.10	$179.02	$170.14	$174.68
Cost per day	$90.73	$93.82	$87.41	$90.38

Home Health Highlights

- Medicare revenue per episode up 1.1% primarily due to the rate increase effective 1/1/2024.
- Y/Y Total CPV up $4.12 (+3.4%) primarily due to raises, wage inflation and higher health insurance costs.
- EBITDA margin decreased 160 basis points driven by the growth in lower margin payors and wage inflation.

Hospice Highlights

- Net revenue per day +2.8% primarily due to the +2.9% Hospice rate update effective 10/1/2024.
- Cost per day up $3.09 (+3.4%) primarily due to raises, wage inflation, an increase in RN hires and higher health insurance.
- EBITDA margin down 40 basis points primarily due to higher labor costs partially offset by the 2025 rate increase (effective 10/1/2024).

1. *The financial results for the three-month periods and years ended December 31, 2023 and December 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.*
2. *Pre-Corporate EBITDA does not include any corporate G&A expenses.*
3. *Same Store information represents the percent change in volume, admissions or ADC for the period as a percent of the volume, admissions or ADC of the prior period.*
4. *Same Store is defined as care centers that we have operated for at least the last 12 months and startups that are an expansion of a same store care center.*

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GENERAL & ADMINISTRATIVE EXPENSES – ADJUSTED [1,2]

Impacted by raises and incentive compensation costs.

$ in Millions	4Q23	1Q24	2Q24	3Q24	4Q24
Home Health Segment - Total	**$ 92.7**	**$ 91.0**	**$ 92.4**	**$ 93.3**	**$ 95.5**
% of HH Revenue	25.8%	25.0%	24.5%	25.0%	25.3%
Hospice Segment - Total	**48.6**	**48.0**	**48.7**	**49.7**	**50.6**
% of HSP Revenue	23.6%	23.9%	23.9%	23.9%	23.8%
High Acuity Care Segment - Total	**5.4**	**5.9**	**5.4**	**5.7**	**5.7**
% of HAC Revenue	91.4%	92.5%	55.1%	74.2%	70.4%
Total Corporate Expenses	**50.3**	**48.4**	**49.2**	**49.6**	**50.8**
% of Total Revenue	8.8%	8.5%	8.3%	8.4%	8.5%
Total	**$ 197.0**	**$ 193.3**	**$ 195.7**	**$ 198.3**	**$ 202.7**
% of Total Revenue	34.5%	33.8%	33.1%	33.7%	33.9%

	4Q23	1Q24	2Q24	3Q24	4Q24
Salary and Benefits	$ 29.4	$ 27.6	$ 27.4	$ 29.9	$ 30.3
Other	16.9	16.6	17.4	15.6	16.3
Corp. G&A Subtotal	46.3	44.2	44.8	45.5	46.6
Non-cash comp	4.0	4.2	4.4	4.1	4.2
Adjusted Corporate G&A	**$ 50.3**	**$ 48.4**	**$ 49.2**	**$ 49.6**	**$ 50.8**

Total G&A as a Percent of Revenue


36.0%
34.0%
32.0%
34.5%
33.8%
33.1%
33.7%
33.9%
4Q23
1Q24
2Q24
3Q24
4Q24
G&A as a Percent of Revenue

Notes:

- **Year over year total G&A as a percentage of revenue decreased 60 basis points**
  - $5.7 million increase in total G&A is primarily due to planned wage increases, higher incentive compensation costs and travel/training spend.
- **Total G&A increased ~$4 million sequentially** primarily due to planned wage increases and a seasonality driven increase in health insurance costs.

1. The financial results for the three-month periods ended December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period.
2. Adjusted G&A expenses do not include depreciation and amortization.

7

8 $25.00 $50.00 $75.00 $100.00 $125.00 4Q23 3Q24 4Q24 Cost Per Visit (CPV) Salaries Contractors Benefits Transportation OPERATIONAL EXCELLENCE: HOME HEALTH COST PER VISIT (CPV)-ADJUSTED YOY Total CPV impacted by higher labor costs and health insurance costs. *Note: Direct comparison with industry competitors’ CPV calculation $107.82 $108.09 $110.93 Components 4Q’23 3Q’24 4Q’24 YoY Variance Detail Initiatives Salaries $77.48 $79.20 $79.93 $2.45 YoY and Sequential increases due to planned wage increases, wage inflation and visit mix Staffing mix optimization, productivity and scheduling improvement initiatives in place to help overcome salary increases Contractors $5.88 $5.64 $5.65 $(0.23) YoY decrease due to lower rates Focused efforts on filling positions with full-time clinicians Benefits $16.85 $15.70 $17.76 $0.91 YoY increase due to higher payroll taxes on the salary increases described above and higher health insurance costs Sequential increase due to higher health insurance costs due to the seasonality of claims Focus on cost containment and spend optimization with specific focus on high-cost claims Transportation & Supplies $7.61 $7.55 $7.59 $(0.02) *Visiting Clinician CPV $107.82 $108.09 $110.93 $3.11 Clinical Managers $12.12 $12.65 $13.13 $1.01 Fixed cost associated with non-visiting clinicians YoY and Sequential variances due to planned wage increases and additional staff Unit cost reduced as volume increases Total CPV $119.94 $120.74 $124.06 $4.12 Exhibit 99.2

9 DRIVING TOP LINE GROWTH 5% 8% 9% 9% 7% 7% 10% 13% 12% 8% 0.0% 4.0% 8.0% 12.0% 16.0% 120,000 130,000 140,000 150,000 160,000 4Q23 1Q24 2Q24 3Q24 4Q24 Volume SS Volume Growth SS Admit Growth Home Health Growth Hospice Growth -0.2% 0.3% 0.4% 0.5% 0.5% -2.0% -1.0% 0.0% 1.0% 12,700 12,800 12,900 13,000 13,100 4Q23 1Q24 2Q24 3Q24 4Q24 ADC SS ADC Growth Exhibit 99.2

10 INDUSTRY LEADING QUALITY SCORES Quality of Patient Care (QPC) Patient Satisfaction (PS) • Amedisys maintains a 4-Star average in the Jan 2025 HHC Final release with 88% of our providers (representing 88% of care centers) at 4+ Stars and 46% of our providers (representing 42% of care centers) at 4.5+ Stars. •7 Amedisys providers (representing 11 care centers) rated at 5 Stars. Notes: (1) Jan 2025 QPC Star Final performance period = Apr 2023 – Mar 2024. (2) Jan 2025 PS Final performance period = Jul 2023 – Jun 2024. (3) QPC Star and PS Results for Amedisys Legacy providers only. (4) Only currently active care centers included in care center results. Metric Apr 24 Final Jul 24 Final Oct 24 Final Jan 25 Final Quality of Patient Care 4.35 4.32 4.24 4.18 Entities at 4+ Stars 95% 93% 89% 88% Metric Apr 24 Final July 24 Final Oct 24 Final Jan 25 Final Patient Satisfaction Star 3.72 3.77 3.78 4.02 Performance Over Industry +2% +3% +3% +4% 3.00 3.50 4.00 4.50 Apr 2022 Jul 2022 Oct 2022 Jan 2023 Apr 2023 Jul 2023 Oct 2023 Jan 2024 Apr 2024 Jul 2024 Oct 2024 Jan 2025 QPC Industry Performance Amedisys QPC Industry Avg QPC Top Competitor 3.00 3.50 4.00 4.50 Apr 2022 Jul 2022 Oct 2022 Jan 2023 Apr 2023 Jul 2023 Oct 2023 Jan 2024 Apr 2024 Jul 2024 Oct 2024 Jan 2025 PS Industry Performance Amedisys PS Industry Avg PS Top Competitor Exhibit 99.2

11 HOSPICE QUALITY: AMEDISYS HOSPICE CONTINUES TO MOVE TOWARDS BEST-IN-CLASS Hospice Quality Notes: Included in the above analysis are only active providers. CMS Nat is an average of all providers nationally, excluding active AMED providers. Exhibit 99.2

12 DEBT AND LIQUIDITY METRICS Net leverage ~0.3x 1. Net debt defined as total debt outstanding ($378.9M) less cash and cash equivalents ($303.2M). 2. Leverage ratio (net) is defined as net debt divided by last twelve months adjusted EBITDA ($245.8M). 3. Liquidity defined as the sum of cash balance and available revolving line of credit. Outstanding Term Loan 349.4$ Outstanding Revolver - Finance Leases 29.5 Total Debt Outstanding 378.9 Less: Deferred Debt Issuance Costs (1.6) Total Debt - Balance Sheet 377.3 Total Debt Outstanding 378.9 Less Cash & Cash Equivalents (Excludes Restricted Cash) (303.2) Net Debt (1) 75.7$ Leverage Ratio (net) (2) 0.3 Term Loan 450.0$ Revolver Size 550.0 Borrowing Capacity 1,000.0 Revolver Size 550.0 Outstanding Revolver - Letters of Credit (38.8) Available Revolver 511.2 Plus Cash & Cash Equivalents (Excludes Restricted Cash) 303.2 Total Liquidity (3) 814.4$ As of: 12/31/24 Credit Facility Outstanding Debt As of: 12/31/24 Exhibit 99.2

13 CASH FLOW STATEMENT HIGHLIGHTS (1) Total cash flow from operations for 4Q’24 positively impacted by the timing of the payment of accounts payable and accrued expenses. 1. Free cash flow defined as cash flow from operations less routine capital expenditures and required debt repayments. $ in Millions 4Q23 1Q24 2Q24 3Q24 4Q24 GAAP net income (loss) 1 9.0$ 1 4.6$ 32.6$ 1 6.5$ (25.5)$ Changes in working capital 21 .4 (36.8) 1 .0 7 5.2 34.0 Depreciation and amortization 5.9 6.1 6.4 6.8 6.7 Non-cash compensation 9.4 7 .9 8.3 6.2 8.2 Deferred income taxes 5.2 2 .6 4.0 0.8 - Impairment - - - - 48.4 Other (0.6) (0.9) - 0.1 (1 .5) Cash flow from operations 60.3 (6.5) 52.3 105.6 70.3 Capital expenditures - routine (0.9) (1 .2) (0.6) (1 .1 ) (0.9) Required debt repay ments (8.9) (8.9) (9.4) (9.3) (9.6) Free cash flow 50.5$ (16.6)$ 42.3$ 95.2$ 59.8$ Exhibit 99.2

14 INCOME STATEMENT ADJUSTMENTS (1) 1. The financial results for the three-month periods ended December 31, 2023, March 31, 2024, June 30, 2024, September 30, 2024 and December 31, 2024 are adjusted for certain items and should be considered a non-GAAP financial measure. A reconciliation of these non-GAAP financial measures is included in the corresponding 8-K detailing quarterly results for each respective reporting period. 4Q’24 adjustments primarily related to costs associated with pending merger and goodwill and intangibles impairment. $000s Income Statement Line Item 4Q23 1Q24 2Q24 3Q24 4Q24 Cost of Service Clinical optimization and reorganization costs Cost of Serv ice, Inclusiv e of Depreciation 1 99$ -$ -$ -$ -$ G&A Acquisition and integration costs General and Administrativ e Expenses 1 80 - - - - Clinical optimization and reorganization costs General and Administrativ e Expenses 1 ,81 9 - - - - Merger-related expenses General and Administrativ e Expenses 1 1 ,521 20,667 1 1 ,901 1 6,669 1 7 ,401 CEO transition General and Administrativ e Expenses 661 - - - - Impairment General and Administrativ e Expenses - - - - 48,391 Other Items Other (income) expense, net Other Income (Expense) (534) (37 1 ) (335) (538) (2,1 23) Impairment Net Loss Attributable to Noncontrolling Interests - - - - (5,867) Total 13,846$ 20,296$ 11,566$ 16,131$ 57,802$ EPS Impact 0.35$ 0.59$ 0.34$ 0.49$ 1.58$ EBITDA Impact 13,846$ 20,296$ 11,566$ 16,131$ 57,802$ Exhibit 99.2